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                                                                    EXHIBIT 99.2

          DATA AND RESULTS FROM EUROPEAN PHASE 3 TRIAL OF THE INTERCEPT
                   PLATELET SYSTEM FOR PATHOGEN INACTIVATION

S-59 (HELINX TM ) PHOTOCHEMICALLY TREATED (PCT) PLATELETS FOR SUPPORT OF THROMBOCYTOPENIA: RESULTS OF THE EUROSPRITE PHASE 3 TRIAL.

Photochemical treatment of platelet (plt) concentrates (PC) with the psoralen S-59 and UVA light has been shown to inactivate high titers of viruses, bacteria and leukocytes. A randomized, double blind intent-to-treat trial was conducted at 4 European sites to compare the efficacy and safety of non-(gamma)-irradiated PCT buffy coat (BC) PC and untreated PC (U-PC) (gamma)-irradiated as required (56%). 103 thrombocytopenic patients (pts) with a spectrum of malignancies were transfused with PCT-PC (n=52) or U-PC (n=51), for up to 56 days with 28 days of follow-up for adverse events. Plt tx were ordered by primary care physicians blinded to treatment assignment. Mean +/- SD, p values and 95% confidence intervals of mean differences for relevant parameters are listed below. For the purpose of the study, a statistically significant difference is defined as a p value of less then 0.05.

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                                                                                             p(95% CONFIDENCE
PARAMETER                                        PCT PC                UNTREATED PC             INTERVAL)
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
N(degree)plt transfusions (tx) per pt           7.5 +/- 5.8             5.6 +/- 5.5                0.07
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Plt dose per tx (x 10 11 )                      3.9 +/- 1.0             4.3 +/- 1.2              <0.001
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Total plt dose per pt (x 10 11 )               22.3 +/- 14.5           21.2 +/- 19.4               0.68
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Plt storage time (days)                        3.5 +/- 1. 1             3.4 +/- 1.2                0.28
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1 hr plt increment, CI (x 10 9/L)              27.6 +/- 13.3           35.8 +/- 23.2          0.02 (1.1, 15.3)
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1 hr corrected CI, CCI (x 10 3 )               13.1 +/- 5.3            14.8 +/- 6.2           0.16 (-0.6, 3.9)
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24 hr CI (x 10 9/L)                            16.0 +/- 9.8            24.7 +/- 17.4         0.002 (3.3, 14.0)
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24 hr CCI (x 10 3)                              7.3 +/- 5.4            10.6 +/- 7.1           0.01 (0.8, 5.7)
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Plt tx interval ( days)                         3.0 +/- 1.2             3.4 +/- 1.2                0.10
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N(degree)pts refractory to plt tx                 4/52 (8%)               3/51 (6%)                0.73
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N(degree)tx with acute tx reactions              21/390 (5%)             13/287 (5%)               0.61
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N(degree)pts with acute tx reactions             15/52 (29%)             8/51 (16%)                0.11
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N(degree)RBC tx                                  4.9 +/- 4.2             4.5 +/- 5.4               0.63
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N(degree)pts with major hemorrhage               5 /52 (10%)              4/51 (8%)                0.77
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

Hemostasis after both types of transfusions was comparable. PCT-PC provided plt CI, CCI and tx intervals within the typical therapeutic range reported in the medical literature. Bleeding, RBC tx, acute tx reactions, and refractoriness to plt tx were similar between groups.